SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2003

Southern California Gas Company

(Exact name of registrant as specified in its charter)

California	1-1402	95-1240705
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

555 West Fifth Street, Los Angeles, California	90013
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 244-1200

Item 5. Other Events.

On December 15, 2003, Southern California Gas Company closed the sale of $250,000,000 4.375% First Mortgage Bonds, Series II, Due 2011 (the “Bonds”). The Bonds were issued pursuant to a Supplemental Indenture, dated as of December 15, 2003, which is attached hereto as Exhibit 4.1. Further information regarding the sale of the Bonds is contained in the underwriting agreement and pricing agreement, which are attached hereto as Exhibits 1.1 and 1.2, respectively.

Item 7. Exhibits.

(c) Exhibits.

Exhibit Number	Description of Exhibit

1.1	Underwriting Agreement, dated December 10, 2003.

1.2	Pricing Agreement, dated December 10, 2003.

4.1	Supplemental Indenture, dated as of December 15, 2003.

4.2	Form of Bond. (Included in Exhibit 4.1 hereto.)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 15, 2003	SOUTHERN CALIFORNIA GAS COMPANY

	By:	/s/ EDWIN A. GUILES
Edwin A. Guiles
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

1.1	Underwriting Agreement, dated December 10, 2003.

1.2	Pricing Agreement, dated December 10, 2003.

4.1	Supplemental Indenture, dated as of December 15, 2003.

4.2	Form of Bond. (Included in Exhibit 4.1 hereto.)